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                                                             Exhibit 99.B.(d)(2)

                                   SCHEDULE B
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                 DATED APRIL 1, 1996 AND AMENDED MARCH 17, 1997
                      AS FURTHER AMENDED SEPTEMBER 17, 2003
                                     BETWEEN
                           SEI ASSET ALLOCATION TRUST
                    AND SEI FINANCIAL MANAGEMENT CORPORATION

Pursuant to Article 3, the Trust shall pay the Adviser compensation at an annual rate as follows:


Diversified Conservative Income Fund                                                      .10%
Diversified Conservative Fund                                                             .10%
Diversified Moderate Growth Fund                                                          .10%
Diversified Global Growth Fund                                                            .10%
Diversified U.S. Stock Fund                                                               .10%
Diversified Global Stock Fund                                                             .10%
Diversified Moderate Growth Fund                                                          .10%
Defensive Strategy Fund                                                                   .10%
Tax-Managed Defensive Strategy Fund                                                       .10%
Conservative Strategy Fund                                                                .10%
Tax-Managed Conservative Strategy Fund                                                    .10%
Moderate Strategy Fund                                                                    .10%
Tax-Managed Moderate Strategy Fund                                                        .10%
Aggressive Strategy Fund                                                                  .10%
Tax-Managed Aggressive Strategy Fund                                                      .10%
Core Market Strategy Fund (Broad Market Core Fund)                                        .10%
Tax-Managed Core Market Strategy Fund (Tax-Managed Broad Market Core Fund)                .10%
Market Growth Strategy Fund (Broad Market Growth Fund)                                    .10%
Tax-Managed Market Growth Strategy Fund (Tax-Managed Broad Market Growth Fund)            .10%